CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Statement of Comprehensive Income [Abstract]
Net income	$ 1,026	$ 3,108	$ 3,320
Foreign currency translation adjustments	(73)	(3,891)	(1,833)
Total comprehensive income (loss)	953	(783)	1,487
Total comprehensive loss attributable to non-controlling interests	(3)	(33)	(90)
Total comprehensive income (loss) attributable to Magal shareholders'	$ 956	$ (750)	$ 1,577